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                                                                   EXHIBIT 10.15
                            FIELDWORKS, INCORPORATED

                      AGREEMENT TO EXTEND PROMISSORY NOTE
                                      AND
                              AMENDMENT TO WARRANT


     This Agreement to Extend Promissory Note and Amendment to Warrant, dated as of October 15, 1996 (the "Amendment"), is made by and between FieldWorks, Incorporated, a Minnesota corporation (the "Company"), and Stephen L. Becher (the "Investor").

     WHEREAS, pursuant to the terms of a Bridge Loan Agreement dated as of July 15, 1996 (the "Agreement"), Investor lent the Company $100,000, in return for which the Company delivered to Investor a Promissory Note dated July 15, 1996, in the amount of $100,000 (the "Note") and a Warrant to purchase shares of the Common Stock, par value $.001 per share, of the Company, dated as of July 15, 1996 (the "Warrant").

     WHEREAS, at the time the parties entered into the Agreement and the related documents, the Company was engaged in preparing for an initial public offering of its Common Stock.

     WHEREAS, in August 1996, such public offering was postponed indefinitely, and the Company has since determined that such public offering is unlikely to be accomplished during the course of the second half of 1996.

     WHEREAS, the Agreement and the Note provide that all outstanding principal and accrued interest on the Note shall be due and payable on December 31, 1996.

     WHEREAS, in light of the postponement of the proposed public offering, the Company has requested, and Investor has agreed, that the due date of the Note be extended from December 31, 1996, to May 1, 1997.

     WHEREAS, in light of the postponement of the proposed public offering Investor has requested, and the Company has agreed, to adjust the exercise price under the Warrant.

     WHEREAS, Section 7 of the Warrant provides that the Warrant and the terms thereof may be changed only by an instrument in writing.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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     1.   Agreement to Extend.  Investor hereby agrees to extend the due date
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under the Note to May 1, 1997.  Except as expressly set forth herein, this extension of the Note shall not alter, affect, release or prejudice in any way any of the Company's obligations or any of Investor's rights under the Note. By granting the extension provided in this Amendment, Investor shall not be deemed to have established a course of conduct on Investor's part upon which the Company may rely at any time in the future, and the Company, by the Company's acceptance of the extension provided herein, expressly waives any right to assert any claim to such effect at any time.

     2.   Amendment to Warrant Exercise Price.  The Warrant is hereby amended to
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provide that the "Warrant Exercise Price," as defined in the Warrant, shall be
Five Dollars ($5.00) per share.

     3.   Miscellaneous.
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          (a)  Except as expressly amended hereby, the Note and the Warrant are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

          (b) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to Extend Promissory Note and Amendment to Warrant as of the date first above written.


                              FIELDWORKS, INCORPORATED


                              By:_______________________________________
                                 Gary Beeman, Chief Executive Officer


                              STEPHEN L. BECHER


                              By:________________________________________
                                 Name: __________________________________
                                 Title: _________________________________